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                                                    SALOMON BROTHERS

                                                    2008 WORLDWIDE DOLLAR

                                                    GOVERNMENT TERM TRUST INC

                                                   ANNUAL REPORT

                                                   JULY 31, 1998

                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT

                                               ---------------------------------

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005
                                                               BULK RATE
                                                             U.S. POSTAGE
                                                                 PAID
                                                           STATEN ISLAND, NY
                                                              PERMIT NO.
                                                                  169
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SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

September 14, 1998

Dear Shareholders:

We are pleased to provide this annual report for Salomon Brothers 2008 Worldwide Dollar Government Term Trust (the "Trust"), including market commentary, audited statement of the Trust's investments, audited financial statements, the related Report of Independent Accountants and other information about the Trust, for the year ended July 31, 1998.

During the year ended July 31, 1998, the net asset value of the Trust decreased from $11.16 per share to $10.51 per share at July 31, 1998. Dividends totaling $0.953 per share were paid from net investment income during this period. Assuming the reinvestment of these dividends in additional shares of the Trust, the net asset value return for the year ended July 31, 1998, was 2.86%. During the same period, the JP Morgan Emerging Markets Bond Index Plus ("JP Morgan EMBI+"), a standard measure of return for the emerging debt market, returned -1.99%.

EMERGING MARKETS DEBT SECURITIES

The emerging debt markets, despite a rebound following the Asian stock, bond and currency crisis in October of 1997, produced negative returns during the twelve months ended July 31, 1998. As mentioned above, the asset class posted a return of -1.99% as measured by the JP Morgan EMBI+ during that time period. By comparison, the Salomon Brothers Broad Investment Grade index, which is a proxy for investment grade fixed income securities, posted a return of 7.90%.

Just prior to the sell-off on October 22nd, the stripped spread on the JP Morgan EMBI+, which is the premium emerging market bond investors demand over U.S. Treasuries, shrunk to as low as 334 basis points (3.34%), and ended the month with a spread of 606 basis points. While this spread widening and bond market decline was meaningful, it fails to capture the volatility experienced in the market over the final nine days of October when the spread on the index fluctuated between the mid 400 basis point range and the low 800 basis point range.

When the crisis started to take shape during mid-October, we reduced the Trust's exposure to the emerging markets in anticipation of increased volatility. At the time, we were worried that the Asian crisis would cause significant volatility in non-Asian debt from emerging market countries as investors curtailed their appetite for risk. During the latter part of October and into November, many Asian countries began to take steps to combat the weakness in their currencies:
Korea exchanged over $20 billion in maturing short-term debt for longer-term bonds and subscribed to an International Monetary Fund ("IMF") reform package; Thailand and Malaysia began to implement many IMF reforms; and China reaffirmed its commitment to maintaining Hong Kong's U.S. dollar currency peg. While we did not believe the market risk in Asia had disappeared, these events increased our confidence in global emerging market bond prospects and, consequently, we began to increase the Trust's exposure to emerging

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

market bonds. Our increased exposure was concentrated in those countries that had sold off in sympathy with Asia but had solid fundamentals and were not excessively reliant on the international capital markets. Mexico and Venezuela were two such countries. We increased the Trust's exposure to Mexico which we had previously underweighted and we increased the Trust's exposure to Venezuela to a meaningful overweight. Additionally, we continued to focus our investing in the U.S. dollar debt sector of the market, as opposed to the local currency markets. In this volatile environment, a better risk/reward profile was afforded via external dollar denominated debt relative to local currency debt.

On July 31, 1998 top country allocations (as a percentage of total net assets) for the Trust were as follows:

- Brazil                     17.9%            - Peru                      4.0%
- Mexico                     16.2%            - Philippines               2.3%
- Argentina                  15.3%            - Costa Rica                2.1%
- Venezuela                  10.8%            - Panama                    1.8%
- Bulgaria                    5.2%            - Russia                    1.7%
- Ecuador                     4.7%

LATIN AMERICA

Brady bond exchanges in three Latin American countries occurred during the early portion of the Trust's fiscal year. More than USD 8 billion of outstanding Bradys were retired in exchange for nearly USD 7 billion in global bonds. Investors tendered collateralized Brady bonds to the countries and received uncollateralized global bonds in return. These transactions benefited the investor who received a higher yielding instrument and benefited the issuer who was then able to sell the collateral backing the bonds and use the proceeds to retire more debt.

Argentina. On Argentina's political front, the ruling Peronist party was defeated for the first time since 1987 in mid-term congressional elections that took place on October 26. Half of the seats of the lower house of congress were at stake, and the alliance formed by the opposition parties Frepaso and Alianza won 46% of the total vote, versus 36% for the Peronists. As a result, the Peronists lost 13 seats in congress leaving them with 120 seats as of December 10, with the opposition holding 105 out of the total of 257. The timing of the Peronist defeat was unfortunate. However, leaders of the victorious opposition indicated their strong support of the government's basic economic policy, including the one-to-one fixed exchange rate between the peso and the U.S. dollar. These declarations largely negated the political instability that would have been expected as a result of the opposition victory. Separately, the Argentine government expanded its long maturity global bond due 2017 by USD 750 million during the period. With the expansion, Argentina has met USD 1.35 billion of its USD 2 billion financing requirement for the second quarter. This is important because it gives Argentina additional flexibility in managing its liabilities. The IMF mission also completed its review during this time period and announced that the country has met all of its targets for the first half of 1998.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

Brazil. During the period, Brazil made substantial progress on the privatization front. Sao Paulo state electricity distributor (formerly CESPE, now Elektro) was sold to the US utility company Enron for R$1.48 billion. The bid exceeded the R$743.6 million minimum, a 99% premium. And, 76 bidders registered for the sale of the 12 Telebras subsidiaries. Telebras was sold at a 60% premium of the minimum asking price, at BRL 22 billion. Separately, the TBC (the official lending rate for Brazil) was cut by 125 basis points to 19.75%. This move brings the rate below its pre-crisis level of 20.7%, from which it was doubled last October in response to contagion effects from the Asian crisis. While the crisis in Asia leaves prospects for another year of significant economic growth in doubt, the government has allayed concerns surrounding their political commitment to stabilization and reform.

Ecuador. Despite Ecuador's relative outperformance in November, the country's ability to institute reform measures continues to be disappointing. A specific example is the government's continuous delays in the auction of a 35% stake in state-owned telephone company EMETEL. In addition, following the failure by congress to pass an increase in the value added tax, the sucre devalued 7.5%. On a more positive note, in Ecuador's presidential elections, Jamil Mahuad was the official first-round winner with 34.9% of the vote, followed by Alvaro Noboa with 26.6%. As an experienced politician with a respected economic team, Mahuad is believed to be the one with the ability to stabilize the economy. We have established a marginally overweight position because we believe we are being adequately compensated for the risk we are taking. Further reforms would need to take place for us to increase our exposure.

Mexico. In historic elections on July 6, Mexicans elected Cuauhtemoc Cardenas, the leader of the leftist PRD party, as mayor of Mexico City and took away the PRI's majority in the lower house of Congress. These landmark results signal a decisive step toward greater democracy. It is also the first time in more than 68 years that the Mexico City mayor has been popularly elected, and the first time the PRI has failed to win a majority in Congress. Further reason for current market enthusiasm is that the election results should have minimal impact upon the economic reform process. Most privatization laws have already been approved by Congress. Separately, Mexico's executive branch submitted a 1998 budget proposal to congress calling for no tax cuts and a fiscal deficit equivalent to 1.25% of GDP. Subsequently, opposition legislators stated that they will push for tax cuts and increases in public spending, while at the same time maintaining the fiscal deficit at or below 1.5% of GDP. On March 12, Banco de Mexico signaled that it is temporarily tightening its monetary stance by draining liquidity. The move is intended to help limit the deterioration in inflationary expectations resulting from the recent peso weakness associated with the Asian crisis. The Central Bank explicitly linked this move with its desire to prevent an excessive short-term deterioration in the exchange rate. We remain confident in Mexico's potential and increased exposure during the period.

Panama. Panama retired USD 600 million of outstanding Brady debt and simultaneously issued a 30-year global bond during September. The exchange allowed Panama to improve its debt structure and lower its cost of funding. We remain overweight in Panama.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

Peru. Royal Dutch, Shell and Mobil pulled out of the Camisea gas project, a natural gas exploration in the southeastern jungle. This cancellation was primarily due to three factors: 1) Peru's Energy Law does not allow the same company to explore, produce and distribute energy resources, 2) gas exports to Brazil are favored by Shell and Mobil but denounced by the government, and 3) according to the government, Shell and Mobil were attempting to charge "excessive" thermal energy prices. This cancellation is a major setback for Peru, as USD 500 million had already been invested by the consortium in the first stage of the project. Despite this disappointing development, Moody's raised Peru's sovereign debt ceiling to Ba3 from B2, citing prudent fiscal and monetary policies and an outlook for strong growth. Moody's stated that the move was based on the country's progress, which included macroeconomic stabilization and high average rates of growth over the past several years. The rating increase complements Standard & Poor's previously assigned BB rating. We maintained our overweight position during the period.

Venezuela. During the period, after months of negotiations, the IMF and the government agreed on the terms of a "shadow" program. Unlike the previous stand-by agreement, this program will not entail any financial support from the IMF, only technical assistance. In the final month of the period, however, Venezuela's market sentiment was suffering as a result of two main factors. First, Moody's downgraded Venezuela's sovereign ceiling to B1 from Ba2, having placed the rating on watch for possible downgrade on May 8. Moody's pointed to the government's inability to address the domestic implications of external shocks. Second, the privatization of the state aluminum complex, CVG, was canceled. Although the coalition formed by Kaiser Aluminum and Billiton would have only paid USD 1.55 billion, with only USD 200 million going to the government, psychologically, the sale would have had a strong impact. The two events, occurring only a day apart, diminished much of Venezuela's positive market sentiment.

EASTERN EUROPE

Bulgaria. Moody's upgraded Bulgaria's foreign currency rating to B2 from B3, citing improved credit risk with the election of a reform-oriented government and establishment of a currency board. For comparison, the upgrade puts Bulgaria on par with Peru and one notch below Brazil and Ecuador. Additionally, the IMF approved the fourth tranche of a $510 million standby loan. Bulgaria's strides in decreasing inflation and promoting growth during the past year have been significant: inflation in March was negative 0.1% (largely due to falling fuel prices), and was near 1.5% in February down from levels above 100% a year ago.

Russia. Following the Asian crisis, Russia was one of the most scrutinized and most volatile credits in the emerging debt markets. Its currency, the ruble, is pegged to the US dollar and investors feared it would have to be devalued, much like Asia, due to capital flight and dwindling reserves brought on by the Asia crisis. In addition, the deterioration of Russia's fiscal accounts, as a result of the capital flight and a fall in oil prices, one of its major exports, put added pressure on the ruble. After considerable effort including an IMF aid package, raising domestic interest rates to 150% and changing its Cabinet, the Russian government

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

devalued the ruble. This development came during mid August 1998, after the end of the Trust's fiscal year. The impact on all emerging markets of this devaluation coupled with a restructuring of domestic government debt has greatly increased volatility in all markets and especially emerging markets.

MORTGAGE-BACKED SECURITIES

Mortgage securities posted a solid performance during the one year period, reflecting strong demand for high-quality instruments. The market was supported by the global drop in interest rates that took place as the Asian crisis unfolded. The steady demand for mortgage securities has led to favorable financing for the leveraged portion of the portfolio. At current rates, with the bulk of this portion of the Trust's portfolio invested in securities backed by mortgages with 6.50% coupons, prepayments should not be an issue. However, should long term interest rates move through 5%, the price appreciation for mortgages will be limited.

                                      * * *

In a continuing effort to provide timely information concerning the Trust, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 am to 6:00 pm EST for the Trust's portfolio holdings and allocations. For information concerning your Salomon Brothers 2008 Worldwide Dollar Government Term Trust stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,

/s/ HEATH B. MCLENDON                      /s/ PETER J. WILBY

HEATH B. MCLENDON                          PETER J. WILBY
Chairman and President                     Executive Vice President

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

July 31, 1998


PRINCIPAL
   AMOUNT
    (000)         SOVEREIGN BONDS -- 81.0%                                          VALUE
---------------------------------------------------------------------------------------------
                  ARGENTINA -- 15.3%
 $39,000          Republic of Argentina, Discount Bond, Series L, 6.625%,
                    3/31/23(a),(f)............................................  $  32,467,500
  30,260          Republic of Argentina, Par Bond, Series L, 5.75%,
                    3/31/23(a),(f)............................................     22,865,213
                                                                                -------------
                                                                                   55,332,713
                                                                                -------------
                  BRAZIL -- 17.9%
   9,250          Federal Republic of Brazil, Discount Bond, Series ZL,
                    6.625%, 4/15/24(a)........................................      7,290,156
   5,000          Federal Republic of Brazil, Investment (Exit) Bond, 6.00%,
                    9/15/13...................................................      4,125,000
   2,000          Federal Republic of Brazil, NMB, Series L, 6.6875%,
                    4/15/09(a)................................................      1,570,000
  72,550          Federal Republic of Brazil, Par Bond, Par Z-L, 5.50%,
                    4/15/24(a),(f)............................................     52,009,281
                                                                                -------------
                                                                                   64,994,437
                                                                                -------------
                  BULGARIA -- 5.2%
  24,300          Republic of Bulgaria, Discount Bond, Tranche A, 6.6875%,
                    7/28/24(a)................................................     18,726,187
                                                                                -------------
                  COSTA RICA -- 2.1%
   9,000          Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15........      7,650,000
                                                                                -------------
                  ECUADOR -- 4.7%
  17,000          Republic of Ecuador, Discount Bond, 6.625%,
                    2/28/25(a),(f)............................................     12,006,250
   8,494          Republic of Ecuador, Bearer, PDI Bond, 6.625%,
                    2/27/15(a),(b)............................................      5,083,401
                                                                                -------------
                                                                                   17,089,651
                                                                                -------------
                  MEXICO -- 16.2%
  27,250          United Mexican States, Discount Bond, Series A, 6.59375%,
                    12/31/19(a),(f) (including 41,922,000 rights).............     24,644,219
   7,450          United Mexican States, Discount Bond, Series B, 6.47656%,
                    12/31/19(a) (including 11,461,000 rights).................      6,737,594
   1,000          United Mexican States, Discount Bond, Series D, 6.60156%,
                    12/31/19(a) (including 1,538,000 rights)..................        904,375
  28,000          United Mexican States, Par Bond, Series A, 6.25%,
                    12/31/19(f) (including 28,000,000 rights).................     23,187,500
   4,000          United Mexican States, Par Bond, Series B, 6.25%, 12/31/19
                    (including 4,000,000 rights)..............................      3,312,500
                                                                                -------------
                                                                                   58,786,188
                                                                                -------------
                  PANAMA -- 1.8%
   8,024          Republic of Panama, PDI Bond, 6.6875%, 7/17/16(a),(b).......      6,218,918
     300          Republic of Panama, IRB, 4.00%, 7/17/14(a)..................        226,500
                                                                                -------------
                                                                                    6,445,418
                                                                                -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

July 31, 1998


PRINCIPAL
   AMOUNT
    (000)         SOVEREIGN BONDS (CONCLUDED)                                       VALUE
---------------------------------------------------------------------------------------------
                  PERU -- 4.0%
 $ 5,000          Republic of Peru, Discount Bond, 6.625%, 3/08/27(a).........  $   3,975,000
  23,000          Republic of Peru, Par Bond, 3.00%, 3/07/27(a),(f)...........     10,580,000
                                                                                -------------
                                                                                   14,555,000
                                                                                -------------
                  PHILIPPINES -- 2.3%
   9,500          Republic of the Philippines, Series B, 6.50%,
                    12/01/17(a),(f)...........................................      8,407,500
                                                                                -------------
                  RUSSIA -- 0.7%
   1,000          Russia, Ministry of Finance, Global Bond, 11.750%,
                    6/10/03(d)................................................        835,000
   3,000          Russia, IAN, 6.625%, 12/15/15(a)............................      1,501,890
     208          Russia, IAN, 6.625%, 12/15/15(a),(d)........................        103,919
                                                                                -------------
                                                                                    2,440,809
                                                                                -------------
                  VENEZUELA -- 10.8%
  38,500          Republic of Venezuela, Discount Bond, Series W-A, 6.5625%,
                    3/31/20(a),(f) (including 274,890 warrants)...............     31,136,875
   1,714          Republic of Venezuela, FLIRB, Series A, 6.625%,
                    3/31/07(a)................................................      1,352,138
   3,250          Republic of Venezuela, Par Bond, Series W-A, 6.75%, 3/31/20
                    (including 16,250 warrants)...............................      2,472,031
   5,500          Republic of Venezuela, Par Bond, Series W-B, 6.75%, 3/31/20
                    (including 27,500 warrants)...............................      4,183,438
                                                                                -------------
                                                                                   39,144,482
                                                                                -------------

                  TOTAL SOVEREIGN BONDS (cost $252,089,799)...................    293,572,385
                                                                                -------------
                  LOAN PARTICIPATION -- 1.0%
   9,000          Russia, Principal Loan, 6.625%, 12/15/20(a),(c),(e)(Chase
                    Manhattan), (cost $5,684,744).............................      3,766,375
                                                                                -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

July 31, 1998

PRINCIPAL
  AMOUNT
   (000)          MORTGAGE-BACKED SECURITIES -- 58.9%                               VALUE
---------------------------------------------------------------------------------------------
                  Federal Home Loan Mortgage Corp.,
 $49,000(#)         6.50%, 30 Year, Gold, (TBA)...............................  $  48,816,250
  15,598            Series 1599, Class D, 6.50%, 6/15/19 (PAC I/O)............      1,113,414
   2,935            Series 1609, Class J, 6.50%, 11/15/13 (PAC I/O)...........         36,684
   3,327            Series 1610, Class PH, 6.50%, 3/15/19 (PAC I/O)...........        350,578
   5,655            Series 1617, Class PF, 6.50%, 6/15/18 (PAC I/O)...........        419,683
   2,686            Series 2062, Class PL, 6.50%, 10/15/16 (PAC I/O)..........        583,441
                  Federal National Mortgage Assoc.,
 126,500(#)         6.50%, 30 Year (TBA)......................................    125,827,969
   8,000(#)         7.00%, 30 Year (TBA)......................................      8,112,500
   5,000(#)         7.50%, 30 Year (TBA)......................................      5,132,813
  20,000(#)         8.00%, 30 Year (TBA)......................................     20,718,750
   6,203            Trust 1993-183, Class EA, 6.50%, 3/25/17, (REMIC) (PAC
                    I/O)......................................................        431,329
   3,924            Trust 1993-189, Class PH, 6.50%, 2/25/19, (REMIC) (PAC
                    I/O)......................................................        419,396
   3,290            Trust 1993-202, Class Q, 6.50%, 11/25/13, (REMIC) (PAC
                    I/O)......................................................         39,287
   4,026            Trust 1998-44, Class JB, 6.50%, 2/18/08, (REMIC) (PAC
                    I/O)......................................................        552,356
   5,033            Trust 1998-44, Class IA, 6.50%, 7/18/16, (REMIC) (PAC
                    I/O)......................................................      1,031,717
                                                                                -------------
                  TOTAL MORTGAGE-BACKED SECURITIES (cost $213,575,126)........    213,586,167
                                                                                -------------
                  ZERO-COUPON MUNICIPAL BONDS -- 6.4%
---------------------------------------------------------------------------------------------
  11,200          Austin, Texas Utility System Revenue, Series A, 11/15/08....      6,888,784
                  Edinburg, Texas Cons. Independent School District:
   1,845            2/15/08...................................................      1,175,726
   2,705            2/15/09...................................................      1,635,795
   5,470          Harris County, Texas, 8/15/08...............................      3,404,364
  10,535          Texas St. Public Finance Auth. Bldg. Rev., 2/01/08..........      6,725,755
                  Westmoreland County, Pennsylvania:
   2,665            Series G, 6/01/08.........................................      1,666,798
   2,515            Series G, 12/01/08........................................      1,535,885
                                                                                -------------

                  TOTAL ZERO-COUPON MUNICIPAL BONDS (cost $21,700,164)........     23,033,107
                                                                                -------------

---------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

July 31, 1998


PRINCIPAL
   AMOUNT
    (000)         REPURCHASE AGREEMENTS -- 8.8%                                     VALUE
---------------------------------------------------------------------------------------------
                  State Street Bank, 5.60%, cost $18,000,000, dated 7/31/98,
                    $18,008,400 due 8/3/98, (collateralized by $13,600,000
                    U.S. Treasury Bonds, 8.75%, due 5/15/17, valued at
 $18,000            $18,360,000)..............................................  $  18,000,000
                  J.P. Morgan, 5.58%, cost $13,828,000, dated 7/31/98,
                    $13,834,430 due 8/3/98, (collateralized by $14,140,000,
                    Zero Coupon U.S. Treasury Strips, due 8/15/98, valued at
  13,828            $14,104,650)..............................................     13,828,000
                                                                                -------------

                  TOTAL REPURCHASE AGREEMENTS (cost $31,828,000)..............     31,828,000
                                                                                -------------

                  TOTAL INVESTMENTS -- 156.1% (cost $524,877,833).............    565,786,034
                                                                                -------------

                  LIABILITIES IN EXCESS OF OTHER ASSETS -- (56.1%)............   (203,248,677)
                                                                                -------------

                  NET ASSETS -- 100.0%........................................  $ 362,537,357
                                                                                =============
                  NET ASSET VALUE PER SHARE
                  ($362,537,357 / 34,510,639 shares of common stock issued and
                  outstanding)................................................         $10.51
                                                                                        =====


--------------------------------------------------------------------------------

(a)  Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.
(b)  Payment-in-kind security for which part of the income earned is capitalized as additional principal.
(c)  Participation interests were acquired through the financial institutions indicated parenthetically.
(d)  Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(e)  Portion of income earned is capitalized as Russia Interest in Arrears
     Notes.
(f)  Segregated as collateral for mortgage dollar rolls outstanding at year-end.
(#)  Mortgage dollar roll. (see Note 4)
     FLIRB  --Front Loaded Interest Reduction Bond.
     IAN    --Interest in Arrears Note.
     IRB    --Interest Reduction Bond.
     NMB    --New Money Bond.
     PAC I/O--Planned Amortization Class -- Interest Only.
     PDI    --Past Due Interest.
     REMIC  --Real Estate Mortgage Investment Conduit.
     TBA    --To Be Announced Security.

                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

July 31, 1998

ASSETS
Investments at value (cost -$524,877,833)...................  $565,786,034
Interest receivable.........................................     6,594,044
Cash........................................................           923
Deferred organization expenses and other assets.............        20,030
                                                              ------------
        Total assets........................................   572,401,031
                                                              ------------
LIABILITIES
Payable for investments purchased (Note 4)..................   209,395,376
Advisory fee payable........................................       185,359
Administration fee payable..................................        43,924
Accrued expenses............................................       239,015
                                                              ------------
        Total liabilities...................................   209,863,674
                                                              ------------
NET ASSETS
Common Stock ($.001 par value, authorized 200,000,000;
  34,510,639 shares outstanding)............................        34,511
Additional paid-in capital..................................   323,533,363
Undistributed net investment income.........................     4,496,438
Accumulated net realized loss on investments................    (6,435,156)
Net unrealized appreciation on investments..................    40,908,201
                                                              ------------
        Net assets..........................................  $362,537,357
                                                              ------------
NET ASSET VALUE PER SHARE ($362,537,357 / 34,510,639
  shares)...................................................  $      10.51
                                                              ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended July 31, 1998

NET INVESTMENT INCOME
    INCOME
        Interest and discount earned........................               $ 34,695,703
    EXPENSES
        Advisory fees.......................................  $2,246,324
        Administration fees.................................     530,484
        Custodian fees and expenses.........................     244,629
        Audit fees and expenses.............................      80,468
        Reports to shareholders.............................      68,992
        Legal fees and expenses.............................      53,080
        Transfer agent fees and expenses....................      46,926
        Directors' fees and expenses........................      34,607
        Listing fees........................................      32,340
        Amortization of deferred organization expenses......      24,999
        Miscellaneous.......................................      17,940
                                                              ----------
            Total expenses..................................                  3,380,789
                                                                           ------------
    Net investment income...................................                 31,314,914
                                                                           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investments........................                  4,726,432
    Net change in unrealized appreciation on investments....                (25,638,697)
                                                                           ------------
    Net realized gain and change in net unrealized
     appreciation...........................................                (20,912,265)
                                                                           ------------
    NET INCREASE IN NET ASSETS FROM OPERATIONS..............               $ 10,402,649
                                                                           ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE         FOR THE
                                                                YEAR ENDED      YEAR ENDED
                                                               JULY 31, 1998   JULY 31, 1997
--------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income...................................   $ 31,314,914    $ 34,433,582
    Net realized gain on investment transactions............      4,726,432      25,184,403
    Net change in unrealized appreciation on investments....    (25,638,697)     54,729,325
                                                               ------------    ------------
    Net increase in net assets from operations..............     10,402,649     114,347,310
DIVIDENDS
    From net investment income..............................    (32,888,641)    (31,508,214)
                                                               ------------    ------------
    Total increase (decrease) in net assets.................    (22,485,992)     82,839,096
                                                               ------------    ------------
NET ASSETS
    Beginning of year.......................................    385,023,349     302,184,253
                                                               ------------    ------------
    End of year (includes undistributed net investment
      income of $4,496,438
      and $6,070,165, respectively).........................   $362,537,357    $385,023,349
                                                               ------------    ------------

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Year Ended July 31, 1998

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio investments............  $(186,791,774)
    Proceeds from disposition of long-term portfolio
     investments and principal paydowns.....................    190,359,724
    Net purchase of short-term portfolio investments........    (31,455,000)
                                                              -------------
                                                                (27,887,050)
    Net investment income...................................     31,314,914
    Capitalized income on payment-in-kind securities........       (878,206)
    Amortization of net premium/discount on investments.....     (1,330,528)
    Amortization of organization expenses...................         24,999
    Net change in receivables/payables related to
     operations.............................................     31,644,970
                                                              -------------
        Net cash flows provided by operating activities.....     32,889,099
                                                              -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Cash dividends paid.....................................    (32,888,641)
                                                              -------------
Net increase in cash........................................            458
Cash at beginning of year...................................            465
                                                              -------------
CASH AT END OF YEAR.........................................  $         923
                                                              -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Trust commenced operations on August 27, 1993. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Trust's investment objective will be achieved.

The Trust will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Trust invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Trust's investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Trust's investment in such securities increases the risk that the Trust will return less than $10 per share in the year 2008. At July 31, 1998, a significant portion of the Trust's investments is in sovereign debt of emerging market countries. In addition, the Trust's investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Trust's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Trust values mortgage-backed and asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by market-

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS.   Investment transactions are recorded on the trade
date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the effective interest method.

(c) FEDERAL INCOME TAXES.   The Trust has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Trust declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. The Trust currently intends to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero-coupon obligations of municipal issuers in which it invests but in no event greater than 10% of the Trust's net investment income per year.

(e) DEFERRED ORGANIZATION EXPENSES.   A total of $125,000 was incurred in
connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

(f) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Trust's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(g) CASH FLOW INFORMATION.   The Trust invests in securities and distributes net
investment income and net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations.

NOTE 2. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Trust has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), an indirect wholly-owned subsidiary of Travelers Group Inc., pursuant to which the Adviser acts as the Trust's investment adviser and is responsible for the management of the Trust's portfolio in accordance with the Trust's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The agreement with the Adviser was most recently approved by shareholders at a special meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc., which had been the ultimate parent company of the Adviser, with and into Smith Barney Holdings Inc., a subsidiary of Travelers, which occurred on November 28, 1997. Travelers is now the ultimate parent company of the Adviser.

The Trust pays the Adviser a monthly fee for its advisory services at an annual rate of .60% of the value of the Trust's average weekly net assets. Pursuant to an administrative agreement dated September 1, 1995, the Adviser serves as Administrator and Prudential Mutual Fund Management, Inc. as Sub-administrator (the "Sub-administrator"). Under the amended Agreement, the Trust pays the Administrator a monthly fee at an annual rate of .15% of the value of the Trust's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At July 31, 1998, the Adviser owned 13,485 shares of the Trust.

The Trust pays each Director not affiliated with the Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 3. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended July 31, 1998 aggregated $186,791,774 and $189,777,094, respectively.

The federal income tax cost basis of the Trust's investments at July 31, 1998 was $527,919,945 and net unrealized appreciation for federal income tax purposes was $37,866,089 (gross unrealized appreciation -- $42,747,382; gross unrealized depreciation -- $4,881,293).

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)

The Trust has a capital loss carryforward as of July 31, 1998 of $3,393,044 which expires in 2004. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing such gains to shareholders.

NOTE 4. BORROWINGS

DOLLAR ROLLS.   The Trust enters into dollar rolls in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. At July 31, 1998, the Trust has outstanding contracts to repurchase mortgage-backed securities of $209,395,376 for a scheduled settlement of August 13, 1998. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended July 31, 1998 was approximately $188,900,832.

NOTE 5. EVENTS SUBSEQUENT TO JULY 31, 1998

Subsequent to July 31, 1998, the Board of Directors of the Trust declared dividends of $.073 per common share payable August 28, 1998 and September 25, 1998 to shareholders of record on August 18, 1998 and September 15, 1998, respectively.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                             FOR THE         FOR THE         FOR THE         FOR THE      AUGUST 27, 1993*
                                           YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED         THROUGH
                                          JULY 31, 1998   JULY 31, 1997   JULY 31, 1996   JULY 31, 1995    JULY 31, 1994
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $  11.16        $   8.76        $   7.57        $   7.75          $   9.40++
                                            --------        --------        --------        --------          --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................         .91            1.00             .94             .89               .77
Net realized gain (loss) and change in
  unrealized appreciation (depreciation)
  on investments........................        (.61)           2.31            1.12            (.19)            (1.65)
                                            --------        --------        --------        --------          --------
    Total from investment operations....         .30            3.31            2.06             .70              (.88)
                                            --------        --------        --------        --------          --------
LESS DIVIDENDS:
Dividends from net investment income....        (.95)           (.91)           (.87)           (.88)             (.75)
                                            --------        --------        --------        --------          --------
Offering costs with respect to issuance
  of common stock.......................          --              --              --              --              (.02)
                                            --------        --------        --------        --------          --------
Net asset value, end of period..........    $  10.51        $  11.16        $   8.76        $   7.57          $   7.75
                                            --------        --------        --------        --------          --------
Market price per share, end of period...    $ 9.6875        $  9.875        $  8.625        $  7.875          $  7.875
                                            --------        --------        --------        --------          --------
TOTAL INVESTMENT RETURN(a):.............       7.95%          26.20%          21.39%          12.05%            (8.89%)+
RATIOS TO AVERAGE NET ASSETS:
    Total expenses......................        .90%            .93%           1.01%           1.01%              .89%#
    Net investment income...............       8.38%          10.11%          11.27%          12.20%             9.36%#
SUPPLEMENTAL DATA:
    Net assets, end of period (000).....    $362,537        $385,023        $302,184        $261,263          $267,439
    Average net assets (000)............    $373,905        $340,495        $287,466        $250,594          $304,526
    Portfolio turnover rate.............         34%             30%             32%             52%               11%
    Asset coverage to dollar rolls
      outstanding at period end.........        273%**          316%            320%            302%              299%
    Total mortgage dollar rolls
      outstanding at period end (000)...    $209,395        $178,465        $137,051        $129,147          $134,549

--------------------------------------------------------------------------------

  *  Commencement of investment operations.
  + Return calculated based on beginning of period price of $9.40 (initial offering price of $10.00 less sales load of $.60) and end of period market value of $7.875 per share.
     The calculated return has not been annualized.
 ++ Net asset value immediately after closing of initial public offering was $9.38.
(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
     Total investment returns for periods of less than one full year are not annualized.
  #  Annualized.
 ** Securities have been segregated to cover all outstanding mortgage dollar rolls at year-end. See Statement of Investments.

                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers 2008 Worldwide Dollar
Government Term Trust Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") at July 31, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period August 27, 1993 (commencement of investment operations) through July 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
September 25, 1998

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                               NET REALIZED AND            NET INCREASE
                                                               UNREALIZED GAINS          (DECREASE) IN NET
                                       NET INVESTMENT             (LOSSES) ON            ASSETS RESULTING
                                           INCOME                 INVESTMENTS             FROM OPERATIONS
                                    ---------------------   -----------------------   -----------------------
                         TOTAL                     PER                       PER                       PER
  QUARTERLY PERIOD       INCOME       AMOUNT      SHARE        AMOUNT       SHARE        AMOUNT       SHARE
-------------------------------------------------------------------------------------------------------------
August 27, 1993*
 to October 31, 1993   $4,213,943   $3,742,547     $.11     $ 15,377,808    $  .44    $ 19,120,355    $  .55
November 1, 1993
 to January 31, 1994    8,223,079    7,493,911      .22        9,305,565       .27      16,799,476       .49
February 1, 1994
 to April 30, 1994      8,123,521    7,473,849      .22      (75,995,205)    (2.21)    (68,521,356)    (1.99)
May 1, 1994
 to July 31, 1994       8,424,530    7,757,590      .22       (5,419,573)     (.15)      2,338,017       .07
August 1, 1994
 to October 31, 1994    7,420,417    6,804,657      .20       (7,250,281)     (.21)       (445,624)     (.01)
November 1, 1994
 to January 31, 1995    8,390,082    7,653,347      .22      (19,106,384)     (.55)    (11,453,037)     (.33)
February 1, 1995
 to April 30, 1995      8,331,322    7,787,434      .23        4,051,303       .11      11,838,737       .34
May 1, 1995
 to July 31, 1995       8,968,424    8,336,278      .24       15,778,681       .46      24,114,959       .70
August 1, 1995
 to October 31, 1995    8,600,890    7,951,429      .23        9,887,863       .28      17,839,292       .51
November 1, 1995
 to January 31, 1996    8,980,759    8,256,058      .24       45,110,600      1.31      53,366,658      1.55
February 1, 1996
 to April 30, 1996      8,799,010    7,991,738      .23      (20,711,120)     (.60)    (12,719,382)     (.37)
May 1, 1996
 to July 31, 1996       8,894,728    8,185,101      .24        4,498,769       .13      12,683,870       .37
August 1, 1996
 to October 31, 1996    8,721,821    7,949,929      .23       24,992,853       .72      32,942,782       .95
November 1, 1996
 to January 31, 1997   10,055,843    9,239,583      .27       22,400,570       .65      31,640,153       .92
February 1, 1997
 to April 30, 1997      8,862,492    8,068,980      .23      (10,122,279)     (.29)     (2,053,299)     (.06)
May 1, 1997
 to July 31, 1997       9,947,990    9,175,090      .27       42,642,584      1.23      51,817,674      1.50
August 1, 1997
 to October 31, 1997    9,048,527    8,154,274      .24      (29,740,658)     (.86)    (21,586,384)     (.63)
November 1, 1997
 to January 30, 1998    8,981,298    8,128,516      .23       22,838,755       .66      30,967,271       .90
February 1, 1998
 to April 30, 1998      8,447,475    7,577,564      .22        2,798,247       .08      10,375,811       .30
May 1, 1998
 to July 31, 1998       8,218,403    7,454,560      .22      (16,808,609)     (.49)     (9,354,049)     (.27)


                           DIVIDENDS AND
                           DISTRIBUTIONS         SHARE PRICE
                       ---------------------   ----------------
                                      PER
  QUARTERLY PERIOD       AMOUNT      SHARE     HIGH     LOW
---------------------  ----------------------------------------
August 27, 1993*
 to October 31, 1993   $2,519,277    $.073     $10 1/8   $9 5/8
November 1, 1993
 to January 31, 1994    8,248,043     .239      10        9 1/8
February 1, 1994
 to April 30, 1994      7,557,829     .219      10        7 3/4
May 1, 1994
 to July 31, 1994       7,557,830     .219      8 1/2     7 3/4
August 1, 1994
 to October 31, 1994    7,557,829     .219      8 1/4     7 1/8
November 1, 1994
 to January 31, 1995    7,557,830     .219      7 7/8     6 3/8
February 1, 1995
 to April 30, 1995      7,557,830     .219      7 1/2     6 7/8
May 1, 1995
 to July 31, 1995       7,557,832     .219      8 1/4     7 3/8
August 1, 1995
 to October 31, 1995    7,557,830     .219      8 1/8     7 5/8
November 1, 1995
 to January 31, 1996    7,557,831     .219      8 7/8     7 3/4
February 1, 1996
 to April 30, 1996      7,557,830     .219      9         8
May 1, 1996
 to July 31, 1996       7,557,795     .219      8 3/4     8 3/8
August 1, 1996
 to October 31, 1996    7,557,830     .219      9 1/4     8 5/8
November 1, 1996
 to January 31, 1997    8,834,724     .256      9 3/8     8 3/4
February 1, 1997
 to April 30, 1997      7,557,830     .219      9 5/8     8 7/8
May 1, 1997
 to July 31, 1997       7,557,830     .219      9 15/16   9 1/4
August 1, 1997
 to October 31, 1997    7,557,831     .219      10 3/16   9
November 1, 1997
 to January 30, 1998   10,215,150     .296      10 3/16   9 3/8
February 1, 1998
 to April 30, 1998      7,557,830     .219      10 3/16   9 7/8
May 1, 1998
 to July 31, 1998       7,557,830     .219      10 3/16   9 5/8

--------------------------------------------------------------------------------

* Commencement of investment operations.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

---------------------------------------------------------------------------
OTHER INFORMATION

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), stockholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Trust Shares pursuant to the Plan. Each registered Stockholder will receive from the Trust, as soon as practicable, an authorization card to be signed and returned if the Stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any federal income tax that may be payable on such dividends or distributions. See "Taxation -- Taxation of Stockholders."

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

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OTHER INFORMATION  (concluded)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Trust or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

As of May 27, 1998, Roger Lavan assumed responsibility for the day-to-day management of the mortgage-backed securities and U.S. government securities portions of the Trust's portfolio.

Year 2000. The investment management services provided to the Trust by SBAM depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on SBAM's provision of investment advisory services, including handling of securities trades, pricing and account services. SBAM has advised the Trust that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking its systems will be year 2000 compliant before such date. In addition, SBAM has been advised by certain of the Trust's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that SBAM or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Trust at that time.

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
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------
DIRECTORS

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc.

HEATH B. MCLENDON
      Managing Director, Smith Barney Inc.
      President and Director, Mutual
        Management Corp. and Travelers
        Investment Advisors, Inc.;
      Chairman, Smith Barney Strategy Advisors
        Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy,
      Tufts University

---------
OFFICERS

HEATH B. MCLENDON
      Chairman and President

PETER J. WILBY
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

JAMES E. CRAIGE
      Executive Vice President

ROGER M. LAVAN
      Executive Vice President

LEWIS E. DAIDONE
      Senior Vice President and Treasurer

ANTHONY PACE
      Assistant Controller

NOEL DAUGHERTY
      Secretary

    --------------------------
    SALOMON BROTHERS
    2008 WORLDWIDE DOLLAR
    GOVERNMENT TERM TRUST INC

          Seven World Trade Center
          New York, New York 10048

    INVESTMENT ADVISER AND ADMINISTRATOR
          Salomon Brothers Asset
            Management Inc
          Seven World Trade Center
          New York, New York 10048

    SUB-ADMINISTRATOR
          Prudential Mutual Fund
            Management, Inc.
          One Seaport Plaza
          New York, New York 10292

    CUSTODIAN
          Investors Bank and Trust Company
          89 South Street, P.O. Box 1537
          Boston, MA 02205-1537

    TRANSFER AGENT
          American Stock Transfer & Trust
            Company
          40 Wall Street
          New York, New York 10005

    INDEPENDENT ACCOUNTANTS
          PricewaterhouseCoopers LLP
          1177 Avenue of the Americas
          New York, New York 10036

    LEGAL COUNSEL
          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York 10017

    NEW YORK STOCK EXCHANGE SYMBOL
          SBG

    -------------------------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock at market prices.

    -------------------------------------------------------------------

    This report is for stockholder information.
   This is not a prospectus intended for use in the purchase or sale of Trust shares.

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